UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           Schedule 14a (Rule 14a-101)

                     Information Required In Proxy Statement

                            Schedule 14a Information
           Proxy Statement Pursuant To Section 14(A) Of The Securities
                              Exchange Act Of 1934


Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|
Check the appropriate box:
|_|     Preliminary proxy statement
|_| Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|     Definitive proxy statement
|_|     Definitive additional materials
|_|     Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                TCSI Corporation
                           --------------------------
             (Exact name of Registrant as specified in its charter)

                                 Not Applicable
                           --------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|     No fee required.
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1)     Title of each class of securities to which transaction applies:
        2)     Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        4)     Proposed maximum aggregate value of transaction:
        5)     Total fee paid:
|_|     Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1)     Amount Previously Paid:
        2)     Form, Schedule or Registration Statement No.:
        3)     Filing Party:
        4)     Date Filed:

                                      LOGO

                                TCSI Corporation
                          1080 Marina Village Parkway
                           Alameda, California 94501

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 5, 1998

TO OUR SHAREHOLDERS

     You are cordially invited to the Annual Meeting of Shareholders of TCSI Corporation (the "Company") which will be held at 3:00 p.m. (local time) on Tuesday, May 5, 1998, at the Company's offices at 1080 Marina Village Parkway, Alameda, California 94501, for the following purposes as described in the accompanying Proxy Statement:

     1. To elect six (6) directors to the Board of Directors;

     2. To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the year ending December 31, 1998; and

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on March 16, 1998 are entitled to notice of, and to vote at the meeting or any adjournments thereof.

     Your vote is important to the Company. Please complete, sign, date, and return the enclosed proxy card in the enclosed, postage-paid envelope. If you attend the meeting and wish to vote in person, you may withdraw your proxy and vote your shares in person.

                                          Sincerely,


                                          /s/ Ram A. Banin


                                          Ram A. Banin
                                          President and Chief Executive Officer


March 17, 1998

                                                   Mailed to shareholders on
                                                   or about April 6, 1998




                                TCSI CORPORATION

                       ---------------------------------

                                 PROXY STATEMENT

                       ---------------------------------

                               GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company, for use at the 1998 Annual Meeting of Shareholders ("Annual Meeting") to be held at 3:00 p.m. (local time) on Tuesday, May 5, 1998, at 1080 Marina Village Parkway, Alameda, California 94501, the Company's principal executive offices.

     Each shareholder of record of Common Stock of the Company ("Common Stock") on March 16, 1998 ("Record Date") is entitled to vote at the Annual Meeting and will have one vote for each share of Common Stock held at the close of business on the Record Date. A majority of the shares entitled to vote will constitute a quorum. On March 16, 1998, there were 22,272,958 shares of Common Stock outstanding. All references to share numbers herein give effect to the Company's three-for-two stock split in May 1996.

     Shareholders unable to attend the Annual Meeting may vote by proxy. The proxies will vote such shares according to your instructions. If a shareholder returns a properly signed and dated proxy card but does not mark a choice on one or more items, such shareholder's shares will be voted in accordance with the recommendations of the Board of Directors as set forth in this Proxy Statement. The proxy card gives authority to the proxies to vote shares at their discretion on any other matter presented at the Annual Meeting.

     Shareholders may revoke proxies at any time prior to voting at the Annual Meeting by delivering written notice to the Secretary of the Company, by submitting a subsequently dated proxy, or by attending the meeting and voting in person at the meeting. Under applicable state law and the bylaws of the Company, a quorum is required for the matters to be acted upon at the Annual Meeting. A quorum is defined as a majority of the shares entitled to vote, represented in person or by proxy, at the meeting. To pass, each matter submitted to a vote, except the election of directors, must be approved by a majority of the shares represented and voting in person or by proxy at the meeting. Shares represented by proxies which are marked "abstain" or in a manner so as to deny discretionary authority on any matter will be counted as shares present for purposes of determining the presence of a quorum; such shares will also be counted as shares present and entitled to vote, which will have the same effect as a vote against any matter other than election of directors. Proxies relating to "street name" shares which are not voted by brokers on one or more matters will not be treated as shares present for purposes of determining the presence of a quorum unless they are voted by the broker on at least one matter. Such non-voted shares will not be treated as shares represented at this meeting as to any matter for which non-vote is indicated on the broker's proxy. Director nominees must receive a plurality of the votes cast at the meeting, which means that a vote withheld will not affect the outcome of the election.

     The Company will bear the cost of preparing, handling, printing, and mailing this Proxy Statement, the accompanying proxy card, and any additional material which may be furnished to shareholders, and the actual expense incurred by brokerage houses, fiduciaries, and custodians in forwarding such materials to beneficial owners of Common Stock held in their names. The solicitation of proxies will be made by the use of the mails and through direct communication with certain shareholders or their representatives by officers, directors, or employees of the Company who will receive no additional compensation therefor.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     At the Annual Meeting, six (6) directors of the Company are to be elected to serve until the next annual meeting or until their respective successors are elected or appointed. The authorized number of directors of the Company has been fixed at six (6) by the Board of Directors.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the six (6) nominees of the Board of Directors named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them FOR the remaining nominees and such proxies may be voted for the election of a substitute nominee recommended by the Board of Directors.


Name                                   Age                      Title                   Director Since
John C. Bolger                          51     Chairman of the Board                         1992
Ram A. Banin, Ph.D.                     56     President, Chief Executive Officer and        1997
                                               Director
Norman E. Friedmann, Ph.D.              69     Director                                      1998
William A. Hasler                       56     Director                                      1993
David G. Messerschmitt, Ph.D.           52     Director                                      1991
Harvey E. Wagner                        61     Director                                      1989

     Except as set forth below, each of the directors has been engaged in the principal occupation described below. There are no family relationships among any of the directors listed above.

     John C. Bolger was appointed Chairman of the Board in February 1998 and has been a member of the Board of Directors since July 1992. Mr. Bolger, now a private investor, served as Vice President, Finance and Administration, and Secretary of Cisco Systems, Inc. from 1989 until his retirement in 1992. Mr. Bolger is also a member of the Board of Directors for Sanmina Corporation, Integrated Systems, Inc., Network Associates, Inc., and Integrated Device Technology, Inc.

     Ram A. Banin, Ph.D. became a member of the Board of Directors in July 1997. Dr. Banin joined TCSI in May 1992 and has served as President since December 1996 and Chief Executive Officer since July 1997. Prior to joining TCSI, Dr. Banin founded and operated Banin Associates. Dr. Banin was also co-founder and Chief Executive Officer of Atherton Technology from 1986 to 1989, as well as co-founder and Senior Vice President of Daisy Systems from 1980 to 1985. Dr. Banin holds a Ph.D. and an M.A. in Computer Science from the University of California at Berkeley, and an M.S. and B.S. in Physics and Physics Mathematics, respectively, from the Hebrew University of Jerusalem, Israel.

     Norman E. Friedmann, Ph.D. became a member of the Board of Directors in February 1998. He has served as a management consultant to the Company for the past year. Dr. Friedmann currently manages Friedmann Enterprises, and previously served as Executive Vice President and Chief Operating Officer of Herbalife International, Inc. from 1992 until his retirement in 1995. Dr. Friedmann founded and managed Friedmann Enterprises from 1990 to 1992, he served as President, Chief Executive Officer, and member of the Board of Directors of Daisy Systems from 1987 to 1989, and he also founded and served as President, Chief Executive Officer, and Chairman of the Board of Cordura Corporation from 1965 to 1987.

     William A. Hasler became a member of the Board of Directors in May 1993. Mr. Hasler is currently Dean of the Walter Haas School of Business at the University of California at Berkeley. Prior to his appointment at the University of California in 1991, Mr. Hasler joined the firm of KPMG Peat Marwick in 1972 and served in various executive positions and as a member of the Board of Directors. Mr. Hasler also serves on the Board of Governors of the Pacific Stock Exchange and the Board of Directors for The Gap, TENERA, Inc., Aphton, RCM Strategic Global Government Fund, and Walker Interactive Systems.

     David G. Messerschmitt, Ph.D. is currently a Professor in the Electrical Engineering and Computer Science Department at the University of California at Berkeley. Dr. Messerschmitt has served on such faculty since 1977. Dr. Messerschmitt has served as a technical consultant to the Company on a part-time basis since 1983 and became a director of the Company in May 1991.

     Harvey E. Wagner has been a director since 1989 and was Chairman of the Board of Directors from March 1989 to March 1996. Mr. Wagner is Chairman of the Board, Chief Executive Officer, and President of Teknekron Corporation, which he founded in 1968.

                    MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF
                            THE NOMINEES LISTED ABOVE


              BOARD MEETINGS, COMMITTEES, AND DIRECTOR COMPENSATION

     The Board of Directors held five (5) meetings during 1997. Each Board member attended all meetings of the Board of Directors and of the committees of the Board on which he served.

     Among the standing committees of the Board of Directors of the Company are the Compensation Committee, the Audit Committee, and the Administrative Committee. The Board of Directors does not have a Nominating Committee. Selection of nominees for the Company's Board of Directors is made by the entire Board of Directors.

     The Board of Directors has a Compensation Committee composed of two members, John C. Bolger and William A. Hasler. The Compensation Committee, composed entirely of non-employee directors, is responsible for establishing and reviewing annually the compensation levels of executive officers of the Company and reviewing recommendations made by Company management concerning salaries and incentive compensation for employees of the Company. The Compensation Committee met one (1) time during 1997.

     The Board of Directors has an Audit Committee composed of two members, John
C. Bolger and William A. Hasler. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent auditors and recommends the appointment of independent auditors to the Board of Directors. See Proposal 2. The Audit Committee met three (3) times during 1997.

     In 1996, the Board of Directors appointed an Administrative Committee of the Company's 1991 Stock Incentive Plan which is composed of two members, John
C. Bolger and William A. Hasler. Such committee did not meet in 1997.

     Directors who are not employees of the Company received a fee of $1,000 per meeting of the Board or committee of the Board attended in 1997, plus reimbursement of expenses incurred in attending such meetings. If the Board of Directors meeting and a committee meeting occur on the same day, directors who attend both meetings receive only one (1) fee. Messrs. Bolger, Hasler, Wagner and Dr. Messerschmitt, each receive an annual fee of $10,000 in addition to the per meeting fee. Dr. Friedmann received $154,749 and options to purchase 10,000 shares of Common Stock at an exercise price of $5.8002 for consulting work he performed for the Company during 1997. No other consulting fees were paid to directors for work performed for the Company during 1997.

     Under the 1994 Outside Directors Stock Option Plan (Directors Plan) each eligible director is granted options to purchase 31,500 shares upon appointment or election to the Board of Directors. Each year, eligible directors are granted options to purchase an additional 6,000 shares. Options vest monthly over a three-year period. Pursuant to this plan, each director as of December 31, 1997, except Dr. Friedmann who joined the Board in February 1998, received options to purchase 6,000 shares of the Company's Common Stock at an exercise price of $6.2626 per share during the year ended December 31, 1997.

                 SECURITY OWNERSHIP OF DIRECTORS, OFFICERS, AND
                             PRINCIPAL SHAREHOLDERS

The following table sets forth information as of January 15, 1998 concerning ownership of Common Stock by each director, each nominee, and the Named
Executive Officers, as defined below, all directors, nominees and Named Executive Officers as a group, and the only persons known by the Company to own 5% or more of the outstanding shares of its Common Stock. Unless otherwise noted, the listed persons have sole voting and dispositive powers with respect to the shares shown as beneficially owned, subject to community property laws if applicable.


                                                                  Amount and Nature of Beneficial
                                                                            Ownership(5)
                   Name                                             Number             Percent
--------------------------------------------                     -------------     -----------------
BENEFICIAL OWNERS AND MANAGEMENT
Amerindo Investment Advisors (1)                                  6,921,450             31.2%
    One Embarcadero Center, Suite 2300
    San Francisco, California 94111-3162

Bankers Trust New York Corporation (2)                            1,429,011              6.4
    One Bankers Trust Plaza
    New York, NY  10006

Harvey E. Wagner                                                    797,875              3.6

Ram A. Banin, Ph.D. (3)                                             248,750              1.1

David G. Messerschmitt, Ph.D. (3) (4)                               183,605                *

William A. Hasler (3)                                                29,501                *

John C. Bolger (3)                                                   13,501                *

Norman E. Friedmann, Ph.D. (3)                                        2,500                *

Arthur H. Wilder                                                          0                *

All  directors and named  executive  officers as a group          1,417,732             6.3%
(eight persons) (3) (4)


-----------------------------
     *    Less than 1%

     (1) Based on an amendment to Schedule 13G filed with the Securities and Exchange Commission on February 13, 1998 by Amerindo Investment Advisors Inc. ("Amerindo"). Amerindo has the sole power to vote and dispose of all 6,921,450 shares.

     (2) Based on a schedule 13G filed with the Securities and Exchange Commission on February 13, 1998 by Bankers Trust New York Corporation ("BT"). BT has the sole power to vote and dispose of all 1,429,011 shares.

     (3) Includes shares issuable upon exercise of options to purchase the company's common stock under the company's stock option plans that are exercisable within 60 days of January 15, 1998.

     (4) Includes shares held in a family trust/family foundation in which the director controls or shares investment and voting power.

     (5) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within sixty (60) days of January 15, 1998
          are  deemed  outstanding.  Such  shares,   however,  are  not  deemed
          outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder's name. Percentage ownership is based on 22,156,949 shares of common stock outstanding on January 15, 1998.

                          COMPENSATION COMMITTEE REPORT

     The report of the Compensation Committee (the "Committee") shall not be deemed incorporated by reference by any general statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not be otherwise deemed filed under such Acts.

     The Company's compensation program is reevaluated annually. The program, designed to encourage teamwork and cooperation and to motivate key personnel, establishes a base salary for each executive with annual cash incentives to be paid based on attainment of defined performance goals. The overall structure of the plan is the same for corporate staff, functional leaders, and other key personnel in that specific targets are set for each individual. The target bonus (up to 50% of salary) is paid to an individual achieving expected performance. Higher percentages may be paid for extraordinary performance.

     The annual targets are set by the Committee based on recommendations from members of executive management at the end of the previous year and include between two and five specific performance measures focused in the individual's area of responsibility. The performance of executive officers is measured based on overall Company performance, including earnings per share. All compensation awarded is at the discretion of the Board of Directors.

     The Committee recognizes that stock options are considered a standard component of competitive compensation packages throughout the industry. As part of the Company's longer term incentive compensation program, generally all employees, including executive officers, are eligible for awards under the Company's 1991 Stock Incentive Plan, which permits the grant of stock options or restricted stock. As the options provide value to the owner only when the price of the Company's stock increases above the grant price of the options, senior management attains the perspective of a shareholder with regard to the Company's financial position. Stock option grants are based on a median competitive grant level dependent only on a threshold level of corporate performance. Stock options are generally granted at a price equal to the fair market value on the date of the grant. The Committee has the authority to grant additional options at year-end (within ranges established at the beginning of the year) for individuals believed to have exhibited extraordinary performance during the year.

     Senior management also participates in company-wide employee benefit plans, including the Company's Profit Sharing/401(k) Plan. Benefits under these plans are not dependent upon individual performance.

     The Committee believes that executive compensation should not only be within competitive norms, but also be highly related to individual and corporate performance. The 1998 base salaries for Dr. Banin, the President and Chief Executive Officer, and all other executive officers were established at a meeting of the Board of Directors held on January 27, 1998 based upon the Company's 1997 performance. Upon his confirmation as President, Chief Executive Officer and a Director of the Company on June 11, 1997, Dr. Banin was granted the right to purchase an additional 500,000 shares of Common Stock. He replaced Mr. Strauch, who resigned on June 30, 1997. The 1997 base salary for Dr. Banin was unchanged at $230,000 in 1996 and 1997. Effective January 1, 1998, Dr. Banin's base salary was increased to $250,000 for his leadership effort and commitment to the Company. He was also granted the right to purchase an additional 125,000 shares of Common Stock.




                                                   Compensation Committee
                                                   John C. Bolger
                                                   William A. Hasler


January 27, 1998

                             EXECUTIVE COMPENSATION

    The following table sets forth certain information with respect to stock option grants during fiscal years ended December 31, 1997, 1996, and 1995 to the Company's Chief Executive Officer and the Company's other most highly compensated executive officers (collectively, the "Named Executive Officers"). In accordance with the rules of the SEC, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation from the option exercise price of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock.


                           SUMMARY COMPENSATION TABLE

                                                                           Long-Term
                                                                         Compensation
                                       Annual Compensation                   Awards
                              ---------------------------------------   ---------------
                                                                           Number of
 Name and Principal                                     Other Annual       Securities        All Other
      Position         Year   Salary ($)   Bonus ($)    Compensation       Underlying       Compensation
                                              (1)            ($)         Options/SARs(#)       ($) (4)
                                                                             (2)(3)
-----------------------------------------------------------------------------------------------------------

Ram A. Banin, Ph.D.    1997    230,000    --           --              625,000 (7)             4,750
  President and        1996    230,000    --           20,696 (6)      75,000                  4,750
  Chief Executive      1995    210,000    200,000      --              60,000                  4,620
  Officer (5)


Roger A. Strauch,      1997    115,000    --           --              --                      4,600
  President and        1996    250,000    --           24,738 (6)      30,000                  4,750
  Chief Executive      1995    245,000    150,000      --              90,000                  4,620
  Officer (8)


Arthur H. Wilder,      1997     17,558    --           --              110,000 (10)               --
  Chief Financial      1996         --    --           --              --                         --
  Officer,             1995         --    --           --              --                         --
  Secretary, and
  Treasurer (9)

----------------

               (1)  Includes bonuses accrued in 1994 paid in 1995.

               (2)  Reflects options only. No SARs have been issued.

               (3) Options have been adjusted for the three-for-two split in May of 1996.

               (4) These amounts represent the amounts accrued for the Company's contributions to the Company's Profit Sharing/401K Plan for 1997, 1996, and 1995, respectively, and allocated to the named executive officers.

               (5) Dr. Banin was appointed as Chief Executive Officer and elected to serve on TCSI's Board of Directors effective July 1, 1997.

               (6)  Represents cash paid in lieu of accrued vacation.

               (7)  This  amount   includes  a  bonus  of  500,000   options  in
                    accordance with Dr. Banin's amended employment agreement dated June 11, 1997.

               (8) Mr. Strauch resigned from the Board of Directors and as Chief Executive Officer of the Company effective June 30, 1997.

               (9)  Mr. Wilder joined TCSI on November 21, 1997.

               (10) This amount  includes  85,000 options granted as part of Mr.
                    Wilder's employment agreement.

            OPTION/SAR GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 1997

                                        Individual Grants
                      ------------------------------------------------------
                        Number of     % of Total                             Potential Realizable
                       Securities    Options/SARs                                  Value at
                       Underlying     Granted to     Exercise                   Assumed Annual
                      Options/SARs   Employees in     or Base    Expiration        Rates of
        Name             Granted      Fiscal Year      Price        Date      Stock Price Option
                                                      ($/sh)                       Term (1)
                                                                                 5%          10%
---------------------------------------------------------------- -----------------------------------

Ram A. Banin, Ph.D.     500,000          14.3         5.8876       6/11/03    $1,001,174  $2,271,321

Ram A. Banin, Ph.D.     125,000           3.6         6.1250      12/05/03       260,386     590,726

Arthur H. Wilder         85,000           2.4         6.9750      11/21/03       177,062     401,694

Arthur H. Wilder         25,000           0.7         6.1250      12/05/03        59,304     134,541


     (1) Amounts reflect rates of appreciation set forth in the Securities and Exchange Commission's executive compensation disclosure rules, which are more flexible than the rules under Financial Accounting Standards Board Statement 123 used in financial reporting. Actual gains, if any, on stock option exercises depend on future performance of the Company's common shares and overall stock market conditions. No assurance can be given that the amounts reflected in these columns will be achieved.


              AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR ENDED
                     DECEMBER 31, 1997 AND OPTION/SAR VALUES

                                                  Number of Securities
                                                 Underlying Unexercised      Value of Unexercised
                         Shares                     Options/SARs at       In-the-Money Options/SARs
                      Acquired on     Value      December 31, 1997 (#)     at December 31, 1997 ($)
        Name          Exercise (#) Realized ($) Exercisable/Unexercisable Exercisable/Unexercisable(1)
------------------------------------------------------------------------- ---------------------------

Ram A. Banin, Ph.D.      75,000       355,628        90,000/730,000            313,001/1,441,700

Roger A. Strauch(2)     195,000       420,374             0/0                        0/0

Arthur H. Wilder           --              --             0/110,000                  0/134,000


     (1)  The market closing price at December 31, 1997 was $8.00.

     (2) Mr. Strauch resigned from the Board of Directors and as Chief Executive Officer of the Company effective June 30, 1997.


                         TEN-YEAR OPTION/SAR REPRICINGS

                                                                                             Length of
                                                                                             Original
                                     Number of        Market       Exercise                 Option Term
                                   Options/SARs      Price of      Price at       New       Remaining at
                                    Repriced or      Stock at      Time of      Exercise      Date of
  Name and Principal       Date     Amended (#)      Time of      Repricing      Price     Repricing or
        Position                                    Repricing    or Amendment                Amendment
                                                   or Amendment                                (yrs)
------------------------ --------- --------------  ------------- ------------- ----------  --------------

Ram A. Banin, Ph.D.,     1/28/97       75,000      $   6.6250     $  11.1667     $  6.6250       4.9
  President and CEO (1)

Roger A. Strauch,        1/28/97       30,000          6.6250        11.1667        6.6250       4.9
  President and CEO
  (1) (2)

     (1) On January 13, 1997, the Board of Directors approved an exchange of outstanding stock options for new options with an exercise price equal to the fair market value of the Company's Common Stock on January 28, 1997. This exchange offer was open to all employees of the Company. The new options were issued January 28, 1997 with a 6 year life. Executive options vest at 25 percent per year for 4 years; non-executive options vest 50 percent the first year, then 25 percent each year thereafter until fully vested.

     (2) Mr. Strauch resigned from the Board of Directors and as Chief Executive Officer of the Company effective June 30, 1997.

 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG TCSI CORPORATION, NASDAQ MARKET INDEX AND THE NASDAQ TOTAL RETURN INDEX FOR COMPUTER & DATA PROCESSING
                                    SERVICES

     The Comparison Stock Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts. The following graph assumes $100 invested on December 31, 1992. The graph further assumes all dividends are reinvested. The comparison indices utilized are the Nasdaq CRSP Total Return Index for the Nasdaq Stock Market, U.S. companies (the "Nasdaq Market Index") and the Nasdaq CRSP Total Return Index for Computer & Data Processing Services, SIC 737 (the "Peer Group"). Historic stock price performance should not be considered indicative of future stock price performance.


Measurement Period           TCSI Corporation     Peer Group     Nasdaq Market Index
1992                         100                  100            100
1993                         237.50               105.84         114.80
1994                         341.65               128.53         112.21
1995                         616.65               195.74         158.70
1996                         312.50               241.54         195.19
1997                         400.00               296.72         239.53


  Source: Center for Research in Security  Prices  (CRSP) at the  University  of
          Chicago and the Nasdaq Stock Market, in previous years data was obtained from Media General Financials Services Inc.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None.


         PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1998. If the shareholders fail to ratify the appointment, the Board of Directors will reconsider whether or not to retain that firm. Ernst & Young LLP or its predecessor has audited the Company's financial statements since 1987. Representatives of Ernst & Young LLP are expected to be at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


               MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders that are intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Company no later than November 28, 1998. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission regulations requires the Company's directors, certain officers and greater than ten percent stockholders to file initial reports of ownership of Common Stock and equity securities of the Company on Form 3 and changes in ownership of Common Stock and equity securities of the Company on Forms 4 or 5 with the Securities and Exchange Commission. The Company undertakes to file such forms on behalf of the reporting person pursuant to a power of attorney given to certain attorneys-in-fact. Such reporting officers, directors and ten- percent stockholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of copies of such reports received or written representations that no other reports were required from such executive officers, directors and ten percent stockholders, the Company believes that all
Section 16(a) filing requirements applicable to its directors, executive officers and ten percent stockholders were complied with during fiscal year 1997, except the following officers and directors inadvertently reported the following transactions late: Mr. Roger Strauch had a purchase transaction which occurred in February 1997, which was disclosed in a Form 4 filing in April 1997. Mr. Arthur Wilder became subject to Section 16 reporting requirements on November 21, 1997, however, the Form 3 reporting this action was filed with the Securities and Exchange Commission on December 4, 1997. Dr. Norman Friedmann became subject to Section 16 reporting requirements on February 13, 1998, however, the Form 3 reporting this action was filed with the Securities and Exchange Commission on March 5, 1998. Mr. Arthur Wilder was granted the right to purchase 25,000 shares of Common Stock in the Company on December 5, 1997, and the Form 5 reporting this was filed with the Securities and Exchange Commission on March, 2, 1998.


                          ANNUAL REPORT TO SHAREHOLDERS

     The Company's 1997 Annual Report on Form 10-K and 1997 Annual Report To Shareholders accompany this Proxy Statement.


                                 OTHER BUSINESS

     The Board of Directors knows of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote the same in accordance with their best judgment.

                                        By Order of the Board of Directors


                                        /s/ Arthur H. Wilder

                                        Arthur H. Wilder
                                        Chief Financial Officer,
                                        Treasurer, and Secretary

March 17, 1998

                                   DETACH HERE

                                TCSI CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur H. Wilder as proxy for the undersigned, with full power of substitution, to act and vote all the shares of Common Stock of TCSI Corporation held of record by the undersigned on March 16, 1998, at the annual meeting of shareholders to be held on Tuesday, May 5, 1998, or any adjournment thereof.



SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                  SIDE

                                   DETACH HERE

[X]  Please mark votes as in this example.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR items 1 and 2. Management Recommends a Vote FOR items 1 and 2.


1.   Election of Directors duly nominated:
Nominees: John C. Bolger, Ram A.      2. Proposal to ratify the            FOR  AGAINST  ABSTAIN
Banin, Ph.D., Norman E. Friedmann,       appointment of Ernst & Young LLP  [ ]    [ ]      [ ]
Ph.D., William A. Hasler, David G.       as Independent Auditors
Messerschmitt, Ph.D., Harvey E.
Wagner                                 3. In their discretion, the Proxy is
                                          authorized to vote upon such other
  FOR           WITHHELD                  business as may properly before the
  ALL   [ ]     FROM ALL [ ]              meeting.
NOMINEES        NOMINEES

[ ] ----------------------------------
For all nominees except as noted above

                                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

                                              Please  sign  exactly  as your  name or
                                              names   appear   hereon.    For   joint
                                              accounts,  each owner should sign. When
                                              signing  as  executor,   administrator,
                                              attorney,  trustee or  guardian,  etc.,
                                              please give your full title.

Signature: ___________________________ Date: ____________ Signature: ___________________________ Date: ____________
